Exhibit 23.2




                         CONSENT OF INDEPENDENT AUDITORS



MTR Gaming Group, Inc.
(formerly known as Winners Entertainment, Inc.)


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.



                                                              /S/CORBIN & WERTZ

                                                              Corbin & Wertz



Irvine, California
October  30, 1996